PROS Holdings Q4 & Full Year 2019 NYSE: PRO

Disclaimer / Forward-Looking Statements Included in this presentation are forward-looking statements including, but not limited to, those related to earnings, addressable market and other financial projections. These predictions, estimates, and other forward-looking statements involve known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied in this presentation. We refer you to the documents we file with the Securities and Exchange Commission, which identify and discuss important factors that could cause actual results to differ materially from those discussed in these forward-looking statements. All statements included in these materials are based upon information known as of the date hereof, and PROS Holdings assumes no obligation to update any such statements, except as required by law. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as useful tools for assessing the comparability between periods as well as company by company. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Further information relevant to the interpretation of non-GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix to this presentation.

Our Vision To be the dynamic AI platform powering commerce in the digital economy

PROS Strategic Pillars Help our people to learn and grow Drive an incredible customer experience, adoption & value Accelerate market penetration & customer expansions Lead AI innovation powering digital commerce Operationalize for 2020 FOCUS Growth and Scale page 4 ©2020 PROS Holdings, Inc. All rights reserved.

Business Overview

PROS at a Glance $250MM+ 93%+ 48% 2019 2019 Customer Gross 2019 Subscription Revenue Total Revenue Revenue Retention Rate YoY Growth 80% $30B+ ~1.7Tn 2019 Recurring Revenue Total Estimated Transactions as a % of Total Revenue Addressable Market Processed in 2019 page 6 ©2020 PROS Holdings, Inc. All rights reserved.

B2B and B2C Expectations Are Converging Buyers Have Come to Expect a Better Experience Simple Personalized Consistent Configurable Customers Want to Move Across Channels Seamlessly Unique Capabilities Are Needed Powered By to Make This a Reality in B2B + AI Sophistication Scale page 7 ©2020 PROS Holdings, Inc. All rights reserved.

The Digital Economy Has Transformed Buyers’ Expectations Historical B2B Today’s market has trained us to expect more… Commerce Challenges: %+ %+ %+ Lack of customer 60 40 60 of buyers prefer of buyers expect to buy of buyers will insights, pricing driven by more than half of all pay more to buy preferences and algorithms purchases via e-commerce faster/instantly buying patterns in the next 2 years Negotiated pricing with Source: Survey of 1053 Purchasing Professionals conducted by Hanover Research in 2019, commissioned by PROS limited transparency …and modern data science is finally able to deliver at scale: Complex quoting process with little visibility AI uses vast user-data to Enables predictive suggestions Results in a better Labor intensive influence choices and price intelligence informed marketplace Source: “Make Omnichannel Real In B2B Commerce”, July 2018, Forrester page 8 ©2020 PROS Holdings, Inc. All rights reserved.

AI Helps Companies Reimagine How They Sell AI Business $3.9 % Value Trillion 95% 73%73 Growth $1.2 Trillion Companies believe Companies expect AI to be 2018 2022 that AI will help drive essential or a high priority for competitive advantage sales & marketing in 2 years Source: Gartner, April 2018 Source: 2018 Hanover Research Vendor Survey of 703 Sales, Digital Strategy, Marketing, Finance, and IT Leaders page 9 ©2020 PROS Holdings, Inc. All rights reserved.

PROS AI Solutions Power Companies to Compete and Win in Today’s Digital Economy ©2019 PROS Holdings, Inc. All rights reserved. Confidential and Proprietary

CRM Cross-sell Web Merchandising Social DIGITAL Buyer CHANNELS Configuration Products & Offers Mobile Quoting & Shopping Cart Tablet eCommerce Price Optimization Sales TRADITIONAL Dynamic Pricing CHANNELS Partners Demand Forecasting PROS Stores Price Management Provides ERP Intelligence Supply Optimization to Commerce Opportunity Identification page 11 ©2020 PROS Holdings, Inc. All rights reserved.

Powerful, Flexible, Self-Learning AI Capabilities Automotive Chemicals Food & Travel & Industrial B2B Services & Energy Consumables Healthcare Technology Without manual Predicts, intervention Understands Learns from Personalizes prescribes, Improves a user’s data and and adapts and continuously context actions automates Leveraging AI Technology + + All the information Computational Machine learning and available power of the cloud other algorithms page 12 ©2020 PROS Holdings, Inc. All rights reserved.

PROS Drives Tangible Results for Customers HP Inc. Fonterra Greyhound $ ~$ % 400 million 80 million 2-3 average per year 19% revenue “We've improved the value 2-3% lift compared improvement, of optimization by to control groups resulting in $400 million somewhere around $20 incremental revenue million dollars per quarter” page 13 ©2020 PROS Holdings, Inc. All rights reserved.

We Power Commerce for Leading Enterprises Across Industries Automotive Chemicals Food & Travel & Industrial B2B Services & Energy Consumables Healthcare Technology 2 of top 4 2 of top 3 2 of top 7 1 of top 3 2 of top 3 2 of top 8 14 out of 20 U.S. auto parts U.S. car rental chemicals privately held global medical global electronics of the best global companies companies companies companies in U.S. device companies manufacturers airlines 2 of top 4 1 of top 3 4 of top 10 1 of top 5 1 of top 3 2 of top 3 1 of top 2 global heavy global consulting global oil and paper producing global pharma global PC U.S. railway equipment firms gas companies companies companies manufacturers companies manufacturers page 14 ©2020 PROS Holdings, Inc. All rights reserved.

PROS’ TAM is Massive, Global, and Growing Underpenetrated, $30B+ addressable market(1) Strategic Industries Emerging Industries $9B and Geographies + $21B and Geographies $2.4B Automotive & Industrial $1.0B B2B Services $1.6B Food & Consumables $800mm Technology $1.3B Healthcare $700mm Chemicals & Energy $1.2B Travel Note: (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. page 15 ©2020 PROS Holdings, Inc. All rights reserved.

Numerous Vectors for Growth Continued Product Innovation Strategic M&A Land New Logos Migrate Legacy Cross/Up-Sell Customers to Cloud Existing Customers page 16 ©2020 PROS Holdings, Inc. All rights reserved.

Financial Overview

Fourth Quarter & Full Year 2019 Earnings Recap Q4 & Full Year 2019 Financial Results $mm (except per share) Q4 2019 Q4 2018 Delta FY 2019 FY 2018 Delta Total Revenue $66.2 $52.6 26% $250.3 $197.0 27% Subscription Revenue $40.2 $28.3 42% $141.2 $95.2 48% Adjusted EBITDA $(4.6) $(2.0) $(2.6) $(13.2) $(19.0) $5.9 Free Cash Flow $11.0 $14.1 $(3.1) $(0.9) $(0.5) $(0.4) Non-GAAP Loss Per Share $(0.11) $(0.06) $(0.05) $(0.35) $(0.52) $0.17 1 For a reconciliation of GAAP to Non-GAAP metrics refer to the appendix page 18 ©2020 PROS Holdings, Inc. All rights reserved.

Strong and Consistent Cloud Growth Trajectory ($MM) Subscription Revenue ARR Recurring Revenue 48% CAGR 22% CAGR 220 21% CAGR 199 189 161 160 141 130 122 107 95 61 38 2016 2017 2018 2019 2016 2017 2018 2019 2016 2017 2018 2019 Note: ARR is one of PROS key performance metrics and should be viewed independently of revenue or other similar GAAP measure. ARR is defined, as of a specific date, as contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. Estimated ARR does not represent actual market or revenue opportunity, and such estimates may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors. page 19 ©2020 PROS Holdings, Inc. All rights reserved.

Summary: Financial Highlights • Leading end-to-end AI platform powering digital commerce • We believe the massive market opportunity is at an inflection point • Real-time, mission critical solutions delivering powerful customer ROI • Loyal customer base consisting of leading blue-chip companies • Deep competitive moat built through 30 years of AI leadership • Rapidly growing, highly visible subscription revenue • Strong culture of innovation and execution page 20 ©2020 PROS Holdings, Inc. All rights reserved.

Leadership Team Executing on the Opportunity Andres Reiner Stefan Schulz Tom Dziersk President & CEO Chief Financial Officer EVP of Worldwide Sales 25+ years in enterprise technology 25+ years in enterprise technology 25+ years in enterprise technology including 20 years at PROS including PROS, BMC, Lawson, & Digital River including PROS, JDA & NICE Celia Fleischaker John Allessio Nikki Brewer Chief Marketing Officer Chief Customer Officer Chief People Officer 20+ years in enterprise technology 30+ years in customer success and 15+ years in HR & Total Rewards including PROS & Epicor enterprise technology at Red Hat & IBM including 3 years at PROS Rob Reiner Scott Cook Damian Olthoff Chief Technology Officer Chief Accounting Officer General Counsel & Secretary 20+ years in enterprise technology 20+ years in accounting and finance 20+ years in corporate law including PROS, BMC & NetIQ at PROS including 8 years at PROS

PROS Employee Resource Groups: The Heart of Our Culture Our 5 Employee Resource Groups (ERGs) are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equality and inclusion. BLAZE Dedicated to the professional development of women at PROS and in the surrounding tech community. EMPOWER Created to attract, develop and retain Black talent at PROS. UNIDOS Represents the interests of the PROS and local Hispanic community while also celebrating the culture and values. PRIDE @ PROS Serves as a resource that positively influences and ensures the development of its LGBTQIA+ members. YoPROS Connects the community of young professionals across PROS to foster growth and development of leadership skills. page 22 ©2020 PROS Holdings, Inc. All rights reserved.

Our Commitment to Creating a Diverse and Inclusive Environment Women at PROS Underrepresented Minorities in the U.S. at PROS 27% 35% 35% 25% 25% 25% 32% 24% 23% 30% 30% 29% 21% 27% 27% 18% 23% 17% 21% 16% 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 2019 figures based on 1,215 global, full-time employees as of 12/31/19 Note: Underrepresented Minorities include AA, Hispanic and Multicultural 2019 figures based on 811 full-time employees in the U.S. as of 12/31/19 Our employees mirror the rich cultural, ethnic and gender diversity of our global customers, and we want those who enter into a business relationship with PROS to see themselves in us. page 23 ©2020 PROS Holdings, Inc. All rights reserved.

Helping People and Companies Outperform We are OWNERS We are INNOVATORS We CARE Looking for every opportunity to Thinking creatively to find new paths Putting people first - our customers, create a better PROS and a better to success for our people, our employees, partners, and community experience for our customers, and customers, and our business - it’s how our company was started, we hold ourselves accountable and how we’ll always run it page 24 ©2020 PROS Holdings, Inc. All rights reserved.

Appendix

GAAP to Non-GAAP Reconciliation
(Unaudited)

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Quarter over Quarter % change	Year Ended December 31, 2019	Year Ended December 31, 2018	Year over Year % change
GAAP gross profit	$ 37,814	$ 33,155	14%	$ 151,217	$ 119,845	26 %
Non-GAAP adjustments:						
New headquarters noncash rent expense	167	48		646	48	
Amortization of acquisition-related intangibles	907	1,077		3,895	4,624	
Share-based compensation	490	396		2,025	1,721	
Non-GAAP gross profit	$ 39,378	$ 34,676	14%	$ 157,783	$ 126,238	25 %
Non-GAAP gross margin	59.5 %	65.9 %		63.0 %	64.1 %	
GAAP loss from operations	$ (15,071)	$ (9,609)	57%	$ (53,338)	$ (49,215)	8 %
Non-GAAP adjustments:						
Acquisition-related expenses	254	—		502	95	
Debt extinguishment fees	—	—		319	—	
New headquarters noncash rent expense	555	185		2,218	185	
Amortization of acquisition-related intangibles	1,398	1,694		5,831	7,396	
Share-based compensation	6,446	5,098		24,680	21,453	
Total Non-GAAP adjustments	8,653	6,977		33,550	29,129	
Non-GAAP loss from operations	$ (6,418)	$ (2,632)	144%	$ (19,788)	$ (20,086)	(1)%
Non-GAAP loss from operations % of total revenue	(9.7)%	(5.0)%		(7.9)%	(10.2)%	
GAAP net loss	$ (17,300)	$ (12,760)	36%	$ (69,081)	$ (64,246)	8 %
Non-GAAP adjustments:						
Total Non-GAAP adjustments affecting loss from operations	8,653	6,977		33,550	29,129	
Amortization of debt discount and issuance costs	1,945	3,065		11,074	11,986	
Loss on debt extinguishment	660	—		5,660	—	
Tax impact related to non-GAAP adjustments	1,375	617		4,623	5,244	
Non-GAAP net loss	$ (4,667)	$ (2,101)	122%	$ (14,174)	$ (17,887)	(21)%
Non-GAAP diluted loss per share	$ (0.11)	$ (0.06)		$ (0.35)	$ (0.52)	
Shares used in computing non-GAAP loss per share	42,615	37,154		40,232	34,465	

PROS.

©2020 PROS Holdings, Inc. All rights reserved.

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GAAP to Non-GAAP Reconciliation

(Unaudited)

	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Quarter over Quarter % change	Year Ended December 31, 2018	Year Ended December 31, 2017	Year over Year % change
GAAP gross profit	$ 33,155	$ 28,197	18 %	$ 119,845	$ 100,250	20 %
Non-GAAP adjustments:						
New headquarters noncash rent expense	48	—		48	—	
Amortization of acquisition-related intangibles	1,077	1,280		4,624	3,297	
Share-based compensation	396	402		1,721	1,971	
Non-GAAP gross profit	$ 34,676	$ 29,879	16 %	$ 126,238	$ 105,518	20 %
Non-GAAP gross margin	65.9 %	64.5 %		64.1 %	62.5 %	
GAAP loss from operations	$ (9,609)	$ (12,815)	(25)%	$ (49,215)	$ (64,943)	(24)%
Non-GAAP adjustments:						
Acquisition-related expenses	—	107		95	720	
New headquarters noncash rent expense	185	—		185	—	
Amortization of acquisition-related intangibles	1,694	2,112		7,396	5,174	
Share-based compensation	5,098	5,131		21,453	22,796	
Total Non-GAAP adjustments	6,977	7,350		29,129	28,690	
Non-GAAP loss from operations	$ (2,632)	$ (5,465)	(52)%	$ (20,086)	$ (36,253)	(45)%
Non-GAAP loss from operations % of total revenue	(5.0)%	(11.8)%		(10.2)%	(21.5)%	
GAAP net loss	$ (12,760)	$ (16,980)	(25)%	$ (64,246)	$ (77,926)	(18)%
Non-GAAP adjustments:						
Total Non-GAAP adjustments affecting loss from operations	6,977	7,350		29,129	28,690	
Amortization of debt discount and issuance costs	3,065	2,891		11,986	9,228	
Tax impact related to non-GAAP adjustments	617	2,486		5,244	14,498	
Non-GAAP net loss	$ (2,101)	$ (4,253)	(51)%	$ (17,887)	$ (25,510)	(30)%
Non-GAAP diluted loss per share	$ (0.06)	$ (0.13)		$ (0.52)	$ (0.81)	
Shares used in computing non-GAAP loss per share	37,154	31,927		34,465	31,627	

PROS.

©2020 PROS Holdings, Inc. All rights reserved.

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GAAP to Non-GAAP Reconciliation (Unaudited) page 28 ©2020 PROS Holdings, Inc. All rights reserved.

GAAP to Non-GAAP Reconciliation Three Months Ended December 31, Year Ended December 31, (Unaudited) 2019 2018 2019 2018 Adjusted EBITDA GAAP Loss from Operations $ (15,071) $ (9,609) $ (53,338) $ (49,215) Acquisition-related expenses 254 — 502 95 Amortization of acquisition-related intangibles 1,398 1,694 5,831 7,396 New headquarters noncash rent expense 555 185 2,218 185 Debt extinguishment fees — — 319 — Share-based compensation 6,446 5,098 24,680 21,453 Depreciation and other amortization 2,208 1,576 8,039 5,659 Capitalized internal-use software development costs (415) (927) (1,436) (4,613) Adjusted EBITDA $ (4,625) $ (1,983) $ (13,185) $ (19,040) Free Cash Flow Net cash provided by operating activities $ 12,852 $ 15,188 $ 5,245 $ 5,703 Purchase of property and equipment (excluding new headquarters) (1,481) (69) (4,626) (1,475) Purchase of intangible asset — (125) (50) (125) Capitalized internal-use software development costs (415) (927) (1,436) (4,613) Free Cash Flow $ 10,956 $ 14,067 $ (867) $ (510) page 29 ©2020 PROS Holdings, Inc. All rights reserved.

GAAP to Non-GAAP Reconciliation (Unaudited) Three Months Ended December 31, Year Ended December 31, 2018 2017 2018 2017 Adjusted EBITDA GAAP Loss from Operations $ (9,609) $ (12,815) $ (49,215) $ (64,943) Acquisition-related expenses — 107 95 720 Amortization of acquisition-related intangibles 1,694 2,112 7,396 5,174 New headquarters noncash rent expense 185 — 185 — Share-based compensation 5,098 5,131 21,453 22,796 Depreciation and other amortization 1,576 1,372 5,659 5,357 Capitalized internal-use software development costs (927) (801) (4,613) (2,797) Adjusted EBITDA $ (1,983) $ (4,894) $ (19,040) $ (33,693) Free Cash Flow Net cash provided by (used in) operating activities $ 15,188 $ 4,535 $ 5,703 $ (25,313) Purchase of property and equipment (69) (51) (1,475) (1,286) Purchase of intangible asset (125) (50) (125) (125) Capitalized internal-use software development costs (927) (801) (4,613) (2,797) Free Cash Flow $ 14,067 $ 3,633 $ (510) $ (29,521) page 30 ©2020 PROS Holdings, Inc. All rights reserved.

GAAP to Non-GAAP Reconciliation (Unaudited) Three Months Ended December 31, Year Ended December 31, 2017 2016 2017 2016 Adjusted EBITDA GAAP Loss from Operations $ (12,815) $ (16,258) $ (64,943) $ (65,398) Acquisition-related expenses 107 — 720 — Amortization of acquisition-related intangibles 2,112 683 5,174 2,971 Severance — — — 1,070 Share-based compensation 5,131 6,021 22,796 20,466 Depreciation 1,372 1,428 5,357 6,536 Capitalized internal-use software development costs (801) (479) (2,797) (1,048) Adjusted EBITDA $ (4,894) $ (8,605) $ (33,693) $ (35,403) Free Cash Flow Net cash provided by (used in) operating activities $ 4,535 $ (7,186) $ (25,313) $ (14,345) Purchase of property and equipment (51) (717) (1,286) (7,241) Purchase of intangible asset (50) (1,625) (125) (1,625) Capitalized internal-use software development costs (801) (479) (2,797) (1,048) Free Cash Flow $ 3,633 $ (10,007) $ (29,521) $ (24,259) page 31 ©2020 PROS Holdings, Inc. All rights reserved.